UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

 Date of Report (Date of Earliest Event Reported): October 24, 2022

Inter Parfums, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	0-16469	13-3275609
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

551 Fifth Avenue, New York, NY 10176
(Address of Principal Executive Offices)

212.983.2640
(Registrant’s Telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Common Stock, $.001 par value per share	IPAR	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

 Item 2.02. Results of Operations and Financial Condition.

Certain portions of our press release dated October 24, 2022, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 2.02. They are as follows:

●	The 1st paragraph relating to sales for the third quarter of 2022
●	Portions of the 2nd paragraph relating to sales for the nine months ended September 30, 2022 and 2021
●	The 3rd paragraph (consisting of a table) relating to sales for the three and nine months ended September 30, 2022 and 2021
●	The 4th paragraph relating to sales of United States operations relating to the third quarter of 2022
●	The 5th paragraph relating to sales of European operations relating to the third quarter of 2022
●	Portions of the 6th paragraph relating factors affecting sales, operations of our Italian subsidiary, travel retail business and amenities business
●	Portions of the 7th paragraph relating to sales for the third quarter of 2022

Item 7.01. Regulation FD Disclosure.

Certain portions of our press release dated October 24, 2022, a copy of which is annexed hereto as Exhibit no. 99.1, are incorporated by reference herein, and are filed pursuant to this Item 7.01 and Regulation FD. They are as follows:

●	Portions of the 2nd paragraph relating to the plans to issue results for the third quarter of 2022 on or about November 9, 2022 and initial guidance for 2023 on or about November 21, 2022
●	Portions of the 6th paragraph relating to potential of Ferragamo brand sales
●	Portions of the 7th paragraph relating to anticipated continuation of gross margin benefit, guidance and factors affecting guidance.
●	The 9th paragraph relating to forward looking information
●	The balance of such press release not otherwise incorporated by reference in Item 2.02

Item 9.01 Financial Statements and Exhibits.

99.1	Our press release dated October 24, 2022

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused and authorized this report to be signed on its behalf by the undersigned.

Dated: October 24, 2022

Inter Parfums, Inc.

By:	/s/ Michel Atwood
Michel Atwood
Chief Financial Officer